Exhibit 99.1

Enabling Oral Drug Delivery to Improve Patient Compliance September 2020 Corporate Presentation Exhibit 99.1

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc . (the “Company”) . These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to the Company’s product candidates, FDA review process related to our resubmitted NDA for TLANDO™, the expected timing of Phase 3 trials for TLANDO XR and LPCN 1107 and Phase 2 studies for LPCN 1144 and LPCN 1148 , clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties . Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs . The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on Form 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www . lipocine . com or on the SEC website at www . sec . gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations .

September Corporate Presentation I Clinical Stage Biopharmaceutical Company Innovative Product Candidates for Metabolic and Endocrine Disorders PRODUCT (Indication) PRE - CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA Propriety Drug Delivery Platform TLANDO™ (Oral Testosterone for Testosterone Replacement Therapy “TRT”) Under FDA Review TLANDO XR (Long Acting Oral Testosterone for Testosterone Replacement Therapy “ TRT” ) Phase 3 Study Protocol Being Finalized with FDA LPCN 1144 (Oral Testosterone for Non - Cirrhotic NASH ) LiFT Phase 2 Clinical Study Ongoing – Enrollment Complete LPCN 1148 (Oral Testosterone for Cirrhosis) Next Step: POC Phase 2 Clinical Study LPCN 1107 (Oral HPC for Prevention of PTB) Phase 3 Dose Identified 3

TLANDO™ The First Oral TRT Without Titration Requirement

September Corporate Presentation I Hypogonadism Affects Up to 20M Men 1, 2 5 TLANDO Franchise has the Potential to Drive Market Expansion 1,2 1. US Census data. http:// www.infoplease.com /us/census/data/ demographic.html . 2. Mulligan T, et al. Int J Clin Pract . 2006 Jul;60(7):762 - 9. 3. Araujo, et al. J Clin Endo Metabol 2007. 92(11):4241 - 7. 4. Symphony Healthcare 2014 for FDA Advisory Meeting. 5. IMS Health Sept 2015. Undiagnosed Hypogonadism 70% Diagnosed Untreated 19% 67% 33% Treated 11% Treatment - naïve 5 Treatment - experienced Hypogonadism Under Treatment in US Close to 6M men with diagnosed hypogonadism 3 2M men being treated 4

September Corporate Presentation I 2020 2019 2018 2017 2016 2014 2015 350 375 400 425 450 475 500 525 550 575 600 625 650 675 700 Oct 14 Dec 14 Feb 15 Apr 15 Jun 15 Aug 15 Oct 15 Dec 15 Feb 16 Apr 16 Jun 16 Aug 16 Oct 16 Dec 16 Feb 17 Apr 17 Jun 17 Aug 17 Oct 17 Dec 17 Feb 18 Apr 18 Jun 18 Aug 18 Oct 18 Dec 18 Feb 19 Apr 19 Jun 19 Aug 19 Oct 19 Dec 19 Feb 20 Apr 20 Jun 20 Monthly TRx (000s) Monthly TRT TRx Trend 6 TRT Market is Growing Last 12 months (July 2019 – June 2020) TRx of 7.5 million Source: IMS database TRx = Total prescriptions 6%↑ 5%↑

September Corporate Presentation I Issues with Current TRT Options • Black box warning – Secondary exposure to testosterone – Pulmonary oil micro embolism (POME) and anaphylactic shock • Inconvenient application or painful injection • High incidence of erythrocytosis was reported in patients on non - oral – 67% on injectable T, 35% on pellets* • Most require dose titrations - Majority of patients are not on efficacious dose at start of therapy and require up titration – Avg titration time to reach efficacious dose takes 3 - 6 months – Finding appropriate dose through titration is burdensome for physicians and patients – Requires additional clinic/pharmacy visits and invasive samplings • Poor persistence with products requiring titration – 50 - 80% drop off in 3 - 6 months – Insufficient T levels at the start of therapy is one of the top reasons patients stop using TRT Potential Barriers To Newly Diagnosed and Existing Patients 7 * Pastuszak et al. Sex Med. 2015

September Corporate Presentation I 0 X 37% 1 X 26% 2 X 20% 3 X 12% >3 X 5% Most TRTs Require Dose Titration in Majority of Patients Majority of Patients are NOT on Efficacious Dose at the Start of Therapy CONFIDENTIAL Number of Current TRT Dose Adjustments by Form* 0 X 47% 1 X 33% 2 X 15% 3 X 2% >3 X 3% Gel (n=200) Injectable (n=137) * Current TRT n=412 Q16. Since you started using your current testosterone medication, how many times was the dose adjusted up or down until you reached your current dose level? 8 0 X 26% 1 X 33% 2 X 41% JATENZO** • 74% of patients required dose adjustments • 97% of dose adjusted patients required up titration ** Jatenzo CLAR - 15012 clinical s tudy r esults

September Corporate Presentation I Physician Research Data* 9 9 Average titration time to steady state dose N = 402 physicians; 150 primary care, 102 urology, 150 endocrinology 11% 16% 8% 41% 45% 33% 28% 43% 9% 10%36% 6% Primary Care 3% 1% 100% Endo - 2% 2% 1% 2% Urology 3% 1% % physicians 3 - 4 months 5 - 6 months 9 - 10 months 7 - 8 months 1 - 2 months 11+ months 1.18: How long, typically, does it take to titrate a patient to their steady state dose? *QuintilesIMS - Lipocine, Physician Quantitative Survey, Nov 2017 Typical Titration for TRT Takes 3 - 6 Months to Reach Efficacious Dose for Majority of Patients

September Corporate Presentation I f TLANDO ™ Attributes TRT Without Titration Requirement Convenient Oral Route • No inadvertent transference or Pulmonary Oil Micro Embolism risks • Patient and physician preferred ‒ Single strength and dose, less confusing Expected to be Easy to Prescribe and Use • Enables selection of an effective dose at the start of therapy without delay • No “efficacy gap” upon switching ‒ More conducive to telemedicine switch from other inconvenient TRTs • No additional pharmacy and clinic co - pays to reach efficacious dose • No dose adjustment clinic and pharmacy visits • No dose adjustment invasive samplings • Bioequivalent exposure in low/med/high fat food • No titration decision errors • No concerns about compliance with narrow titration sampling window Not known to produce hepatic adverse events associated with 17 - methylated testosterone 10 Physician Research: Physicians View No Titration Product as Positive ▪ Cited “easy/less titration” as an important advantage of TLANDO™ ▪ Finding the adequate TRT dose through titration is burdensome for physicians and patients

September Corporate Presentation I TLANDO Regulatory Update Near Term PDUFA Date CRL received November 9, 2019 One deficiency: Did not meet the three secondary endpoints for maximal testosterone concentrations ( Cmax ) Post Action Meeting January 16, 2020 NDA Filed February 28, 2020 PDUFA Date August 28, 2020* *Extended by FDA The FDA indicated approach to addressing the deficiency through reanalysis in accordance with FDA feedback appears to be a reasonable path forward The NDA incorporates the reanalysis of existing data to address the deficiency discussed in the Post Action Meeting with the FDA 11

TLANDO XR (Testosterone Tridecanoate ) Once Daily Oral TRT

September Corporate Presentation I TLANDO XR: An Innovative Opportunity 13 Next Generation TRT Option Strong IP (new molecule & proprietary drug delivery technology) Positive Phase 2b study results Patients and physicians prefer once a day oral testosterone TLANDO XR is positioned to be the first Oral QD Product TLANDO XR is clinically differentiated from TLANDO

September Corporate Presentation I TLANDO XR: Development Milestones 14 Regulatory Pre - IND Type B meeting held IND filed Type C meeting held FDA in agreement with Phase 3 dose and single pivotal PK study for registration CMC Formulation, dose, and dosage form have been identified in Phase 2b Analytical methods and specifications for drug product release and stability were established Nonclinical studies 13 - week toxicokinetic study in Beagle dogs Androgen Receptor Binding Study Clinical studies* Five Phase 1 and two Phase 2 Met primary and secondary endpoints in Phase 2b (14 days, multiple dose PK study in hypogonadal men) Phase 3 dose identified No Drug related SAEs and drug related AEs were mild to moderate Historical Activities *Finalizing Phase 3 protocol with the FDA

LPCN 1144 for Non - Cirrhotic NASH

September Corporate Presentation I LPCN 1144: Rationale to Target Non - Cirrhotic Male NASH Patients 16 Currently No Approved Treatment 1. Estes et al., Hepatol 2018. 2. Williams et al., Gastroenterology 2011. *2015 data ~6.9 M Male NASH F2 - F3 in 2030 1,2 17 M NASH Patients 1 11 M NASH Male Patients 1,2 3.5 M Male NASH with F2 - F3 1,2 Multi - billion $ Opportunity* Current Target Population

Association Between Testosterone and Liver Disease

Clinical Evidence

NASH



NAFL
NASH
Stage 0
Stage1
Stage2-3
Fibrosis

- ~75% of biopsy-confirmed NASH male patients have testosterone < 372 ng/dL[1]
- Levels of free T decreased significantly with the increased fibrosis[2]

Cirrhosis



Survival
Months

"Low T reported in up to 90% of cirrhosis patients[3] and is a predictor of mortality."[4]

LIPOCINE
ENHANCING HEALTH

1. Sarkar et al., Gastroenterology 156(6):S-1258 & Poster Sa1623, Digestive Disease Week 2019 2. Sumida et al., Gastroenterol Hepatol 2015; 3. Sinclair et al., Liver Trans 2016; 4. Sinclair M. et al., J. of Gastro and Hepatology, 2015

September Corporate Presentation | 17

September Corporate Presentation I Association Between Testosterone and Liver Disease – Clinical Evidence Liver Disease in Men Undergoing Androgen Deprivation Therapy (ADT) for Prostate Cancer 18 Gild et al. J Urol. 2018 Sep;200(3):573 - 581 Patients Receiving ADT were Significantly More L ikely to Have developed any liver disease NAFLD 54% ↑ Any Liver Disease 47% ↑ Necrosis 41% ↑ Cirrhosis 35% ↑

September Corporate Presentation I LPCN 1144: Androgen Receptor Agonist Differentiated NASH Treatment Candidate Targets Unmet Need Acceptable benefit to risk ratio • NASH resolution and/or fibrosis improvement • Tolerability for chronic use Improvement of sarcopenia Improvement of sexual/mood dysfunction Clinical Experience Non - invasive dosing regimen Meaningfully reduced liver fat in POC study No notable tolerability issues Improved sexual/mood dysfunction 19

September Corporate Presentation I LPCN 1144: Androgen Receptor Agonist Potential Mode of Action 20 Impact on pro - fibrotic inputs Anti - steatosis Anti - inflammatory Anti - oxidant LPCN 1144 (Oral Testosterone) Regeneration Booster ( ↑ IGF) Impact on fibrosis Anti - fibrosis ( ↓ TGF - β)

September Corporate Presentation I LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution LFS was an open - label, multi - center single - arm 16 - week study (N=36) o f LPCN 1144 225 mg BID in hypogonadal males LF ≥ 10% N = 8 LF ≥ 8% N = 10 LF ≥ 5% N = 21 Evaluated N = 32 20.5 ± 7.0 18.3 ± 7.7 12.1 ± 8.1 Mean LF % BL 21 Screening Interim Results - 4 Wk 0 Wk 8 Wk 16 Wk MRI - PDFF BL MRI - PDFF ∆ Interim MRI - PDFF ∆ End of Study LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

September Corporate Presentation I LPCN 1144: Liver Fat Reduction Meaningful Relative Liver Fat % Change and Responder Rate - 42% - 40% -60% -50% -40% -30% -20% -10% 0% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% Relative % Change of Liver Fat % (n=10) (n=8) 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mean BL LF = 18.3% Mean BL LF = 20.5% BL ≥ 8% BL ≥ 10% % of Responders Mean Relative Liver Fat % Change Responders with ≥ 30% change for Liver Fat (n=10) (n=8) 22 LF = liver fat BL = baseline Ref: Albhaisi et al., Hepatology Communications, 2020 https://doi.org/10.1002/hep4.1571

LPCN 1144: *LiFT (Liver Fat intervenTion)* Study* Ongoing

Phase 2 Paired-Biopsy Clinical Study in NASH Subjects (NCT04134091)

Study Design

- Three-arm (1:1:1 randomization, two treatments and placebo), multi-center, double-blind
- Targeting 20-25 biopsy confirmed male NASH subjects per arm with NAS ≥ 4, F1-F3
- Treatment duration of 36 weeks

Primary Endpoint

- Change in hepatic fat fraction via MRI-PDFF

Secondary Endpoints

- Change in NASH activity and fibrosis via liver biopsy scoring
- Change in liver markers, anthropomorphic measures (weight, body mass index (BMI), waist to hip ratio, waist circumference), lipids, insulin resistance, inflammatory/fibrosis markers, and labs
- Change in quality-of-life degree (SF-36 and PDQ) and Physical Activity Questionnaire


TREATMENT: 36 WEEKS
SCREENING
MRI-PDFF, Biopsy
12 Weeks
Dose Start
Topline MRI-PDFF Results By End of 2020
Topline Biopsy Results by End of 2Q 2021

LIPOCINE ENHANCING HEALTH

* Website: www.lift-study.com

September Corporate Presentation | 23

LPCN 1148 for Liver Cirrhosis

September Corporate Presentation I Common Causes 5 Alcoholic liver disease Nonalcoholic Fatty Liver Disease (NAFLD) Chronic hepatitis B Chronic hepatitis C Cryptogenic LPCN 1148: Oral T for Cirrhosis 25 1. Bentley & Phillips, Milliman Research Report 2017 4. Sarkar et al. J Hepatol. 2015 2. Sinclair et al., Liver Transplantation, 2016; 5. https://www.niddk.nih.gov/health - information/liver - disease/cirrhosis/sympto ms - causes 3. Sinclair et al., J Gastroenterol Hepatol . 2016; Transplant Only Cure for Liver Cirrhosis High Economic Burden of a Liver Transplant 1 Liver Cirrhosis in US Healthy Liver Over 600K patients with liver cirrhosis 2 45K deaths in 2017 3 62% male vs. 38% female on the liver transplant (LT) waitlist 4 Background: Prevalence and Common Causes Liver with Cirrhosis

September Corporate Presentation I Unmet Needs For Patients with Liver Cirrhosis Improvement in quality of life while on waiting list Stay on transplant list Sarcopenia is a leading contributory cause of removal from the waitlist • 40 - 70% of cirrhotic patients are sarcopenic Improvement of post transplant survival/outcomes Yoon and Chen, National Institute on Alcohol Abuse and Alcoholism; Surveillance Report #114, 2019 Scaglione et al., J clin Gastroenterol, 2015; Hart et al., Transplantation, 2016; United Network for Organ Sharing, 2019 Sinclair et al. Aliment Pharmacol Ther , 2016; Lai et al., Am J Transplant, 2014 26 Areas that LPCN 1148 Addresses

September Corporate Presentation I Sarcopenia in Liver Cirrhosis Equivalent to Adding 10 Points to the MELD Score 27 References: Kim and J.W. Jang, World Journal of Gastroenterology, 2015; Sinclair et al., Journal of Gastroenterology and Hep ato logy (Australia), 2016; Moctezuma - Velazquez et al., Clinical Nutrition, 2018.; Sinclair et al., World Journal of Gastroenterology, 2017. Montano - Loza et al., Clinical and Translational Gastroenterology, 2015; Lai, J.C., et al., Hepatology, 2017; Englesbe et al., J Am Coll Surg, 2010. MELD Score: Model For End - Stage Liver Disease Score A two - fold increase in waitlist mortality/decreased survival Increased risk of hepatic decompensation Increased risk of hospitalization/prolonged hospitalization Poor post - transplant outcomes Increased risk of Infections Malnutrition

September Corporate Presentation I Progressive Drop in T Level with Increasing Disease Severity 1,3 28 Reduced Testosterone Associated with Complications of Cirrhosis 1. Sinclair et al., Liver Transplantation, 2016; 2. Sinclair et al., J Gastroenterol Hepatol . 2016; 3. Paternostro et al, Hepatol Res 2019 Increased risk of major infections, death and/or transplantation rates 1 Worsening of sarcopenia 1 - 3 Increased risk of for hepatic decompensation 3 Increased severity of portal hypertension and ascites 3 Most cirrhotic male patients have low T 1 - 3

LPCN 1148 in Cirrhotic Patients

Potential Key Effects

Anabolic	• Reduce fat mass and increase muscle mass and strength • Increase bone density • Inhibit myostatin • Improve nutritional status*
Androgenic	• Induce hematopoiesis • Improve sexual dysfunction
Anti-Inflammatory	• Reduce IL-1, IL-6, and TNF-α
Improve immuno-dysregulation	• Lower infection rate
SHBG lowering	• Increase free T

References: Trivedi and Tapper, Gastroenterol Rep (Oxf), 2018; Berzigotti et al., Hepatology, 2017; Chen and Dunn, Clin Liver Dis (Hoboken), 2018; Sinclair et al, Liver international, 2016; Neff et al., Digestive Diseases and Sciences, 2004; Puliyel et al., Australian and New Zealand Journal of Medicine, 1977; Brown et al., Cleve Clin Q, 1960; Girolami M, Am Geriatr Soc, 1958; Neff et al., Transplant Proc, 2004; Wells R., The Lancet, 1960; Yurci et al., Clinics and Research in Hepatology and Gastroenterology, 2011; Muting D., Verh Dtsch Ges Inn Med, 1969; Gluud C., Liver, 1984.

*individual's health condition as it is influenced by the intake and utilization of nutrients

LIPOCINE
ENHANCING HEALTH

29

September Corporate Presentation | 29

September Corporate Presentation I Upcoming Milestones Near Term Value Drivers Event Expected Timing TLANDO™ PDUFA Date August 28, 2020* *Extended by FDA LPCN 1144 LiFT Primary Endpoint Results January 2021 LiFT Biopsy Results July 2021 IP Infringement Litigation Oral Jury Hearing February 2021 30

September Corporate Presentation I Key Financial Metrics 31 Stock Price, Market Cap, Cash Balance * $5M restricted and becomes unrestricted upon TLANDO approval Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (9/18/20) $1.61/share Cash Balance (6/30/20) $23.3 million* Bank Debt (6/30/20) $6.3 million